UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

SPIRIT REALTY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common Stock, $0.05 par value per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	SRC-A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 3, 2021, Spirit Realty, L.P. (the “Issuer”), a Delaware limited partnership and subsidiary of Spirit Realty Capital, Inc. (the “Guarantor”), completed an underwritten public offering of $450,000,000 aggregate principal amount of its 2.100% Senior Notes due 2028 (the “2028 Notes”) and $350,000,000 aggregate principal amount of its 2.700% Senior Notes due 2032 (the “2032 Notes” and together with the 2028 Notes, the “Notes”).

The 2028 Notes

The 2028 Notes are fully and unconditionally guaranteed by the Guarantor (the “2028 Guarantee”). The terms of the 2028 Notes are governed by an indenture, dated as of August 18, 2016 (the “Base Indenture”), by and between the Issuer and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a sixth supplemental indenture, dated as of March 3, 2021 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “2028 Notes Indenture”), by and among the Issuer, the Guarantor and the Trustee. The 2028 Notes Indenture contains various restrictive covenants, including limitations on the ability of the Guarantor and its subsidiaries, including the Issuer, to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the Base Indenture and the Sixth Supplemental Indenture, including the form of 2028 Notes and the 2028 Guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

The purchase price paid by the underwriters for the 2028 Notes was 98.739% of the principal amount thereof. The 2028 Notes are the Issuer’s senior unsecured obligations and rank equally in right of payment with all of the Issuer’s other existing and future senior unsecured indebtedness. However, the 2028 Notes are effectively subordinated in right of payment to all of the Issuer’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the collateral securing the same) and to all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Issuer’s subsidiaries and of any entity the Issuer accounts for using the equity method of accounting and to all preferred equity not owned by the Issuer, if any, in its subsidiaries and of any entity the Issuer accounts for using the equity method of accounting. The 2028 Notes bear interest at 2.100% per annum. Interest is payable on March 15 and September 15 of each year, beginning September 15, 2021, until the maturity date of March 15, 2028.

The 2028 Notes will be redeemable in whole at any time or in part from time to time, at the Issuer’s option, at a redemption price equal to the sum of:

•	an amount equal to 100% of the principal amount of the 2028 Notes to be redeemed plus accrued and unpaid interest and liquidated damages, if any, up to, but not including, the redemption date; and

•	a make-whole premium calculated in accordance with the 2028 Notes Indenture.

Notwithstanding the foregoing, if any of the 2028 Notes are redeemed on or after January 15, 2028 (two months prior to the maturity date of the 2028 Notes), the redemption price will not include a make-whole premium.

Certain events are considered events of default, which may result in the accelerated maturity of the 2028 Notes, including:

•	default for 30 days in the payment of any installment of interest under the 2028 Notes;

•	default in payment of the principal amount or redemption price due with respect to the 2028 Notes, when the same becomes due and payable;

•

the 2028 Guarantee is not (or is claimed by the Guarantor in writing to the trustee not to be) in full force and effect (other than in accordance with the terms of the 2028 Notes Indenture) with respect to the 2028 Notes;

•

failure by the Issuer or the Guarantor to comply with any of the agreements contained in the 2028 Notes or the 2028 Notes Indenture with respect to the 2028 Notes upon receipt of notice of such default by the trustee or by holders of not less than 25% in aggregate principal amount of the 2028 Notes then outstanding and failure to cure (or obtain a waiver of) such default within 60 days after receipt of such notice;

•

failure to pay any indebtedness that is (a) of the Issuer or the Guarantor, any subsidiary in which the Issuer or Guarantor has invested at least $50,000,000 in capital or any entity in which the Issuer is the general partner of managing member, and (b) in an outstanding principal amount in excess of $50,000,000 at final maturity or upon acceleration after the expiration of any applicable grace period, which indebtedness is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Issuer from the trustee (or to the Issuer and the trustee from holders of at least 25% in principal amount of the outstanding 2028 Notes); and

•

certain events in bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Issuer, Guarantor, or any significant subsidiary (as defined in the 2028 Notes Indenture) or all or substantially all of their respective property.

The 2032 Notes

The 2032 Notes are fully and unconditionally guaranteed by the Guarantor (the “2032 Guarantee” and, together with the 2028 Guarantee, the “Guarantees”). The terms of the 2032 Notes are governed by the Base Indenture, as supplemented by a seventh supplemental indenture, dated as of March 3, 2021 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “2032 Notes Indenture”), by and among the Issuer, the Guarantor and the Trustee. The 2032 Notes Indenture contains various restrictive covenants, including limitations on the ability of the Guarantor and its subsidiaries, including the Issuer, to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the Base Indenture and the Seventh Supplemental Indenture, including the form of 2032 Notes and the 2032 Guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.3, respectively, to this Current Report on Form 8-K.

The purchase price paid by the underwriters for the 2032 Notes was 98.694% of the principal amount thereof. The 2032 Notes are the Issuer’s senior unsecured obligations and rank equally in right of payment with all of the Issuer’s other existing and future senior unsecured indebtedness. However, the 2032 Notes are effectively subordinated in right of payment to all of the Issuer’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the collateral securing the same) and to all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Issuer’s subsidiaries and of any entity the Issuer accounts for using the equity method of accounting and to all preferred equity not owned by the Issuer, if any, in its subsidiaries and of any entity the Issuer accounts for using the equity method of accounting. The 2032 Notes bear interest at 2.700% per annum. Interest is payable on February 15 and August 15 of each year, beginning August 15, 2021, until the maturity date of February 15, 2032.

The 2032 Notes will be redeemable in whole at any time or in part from time to time, at the Issuer’s option, at a redemption price equal to the sum of:

•	an amount equal to 100% of the principal amount of the 2032 Notes to be redeemed plus accrued and unpaid interest and liquidated damages, if any, up to, but not including, the redemption date; and

•	a make-whole premium calculated in accordance with the 2032 Notes Indenture.

Notwithstanding the foregoing, if any of the 2032 Notes are redeemed on or after November 15, 2031 (three months prior to the maturity date of the 2032 Notes), the redemption price will not include a make-whole premium.

Certain events are considered events of default, which may result in the accelerated maturity of the 2032 Notes, including:

•	default for 30 days in the payment of any installment of interest under the 2032 Notes;

•	default in payment of the principal amount or redemption price due with respect to the 2032 Notes, when the same becomes due and payable;

•

the 2032 Guarantee is not (or is claimed by the Guarantor in writing to the trustee not to be) in full force and effect (other than in accordance with the terms of the 2032 Notes Indenture) with respect to the 2032 Notes;

•

failure by the Issuer or the Guarantor to comply with any of the agreements contained in the 2032 Notes or the 2032 Notes Indenture with respect to the 2032 Notes upon receipt of notice of such default by the trustee or by holders of not less than 25% in aggregate principal amount of the 2032 Notes then outstanding and failure to cure (or obtain a waiver of) such default within 60 days after receipt of such notice;

•

failure to pay any indebtedness that is (a) of the Issuer or the Guarantor, any subsidiary in which the Issuer or Guarantor has invested at least $50,000,000 in capital or any entity in which the Issuer is the general partner of managing member, and (b) in an outstanding principal amount in excess of $50,000,000 at final maturity or upon acceleration after the expiration of any applicable grace period, which indebtedness is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Issuer from the trustee (or to the Issuer and the trustee from holders of at least 25% in principal amount of the outstanding 2032 Notes); and

•

certain events in bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Issuer, Guarantor, or any significant subsidiary (as defined in the 2032 Notes Indenture) or all or substantially all of their respective property.

The descriptions of the Base Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Base Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture, respectively.

The Notes were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on October 13, 2020 (Registration Nos. 333-249459 and 333-249459-01), a base prospectus, dated October 13, 2020, and a prospectus supplement, dated February 22, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of the Issuer’s counsel, Latham & Watkins LLP, regarding the validity of the Notes and related Guarantees, as Exhibit 5.2 to this Current Report on Form 8-K an opinion of the Guarantor’s counsel, Ballard Spahr LLP, regarding certain Maryland law issues, and as Exhibit 5.3 to this Current Report on Form 8-K an opinion of the Operating Partnership’s counsel, Richards, Layton & Finger, P.A., regarding the validity of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of August 18, 2016, among Spirit Realty, L.P., as issuer, and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Spirit Realty Capital, Inc. filed on August 19, 2016).

4.2	Sixth Supplemental Indenture, dated as of March 3, 2021, among Spirit Realty, L.P., as issuer, Spirit Realty Capital, Inc., as guarantor, and U.S. Bank National Association, as trustee, including the form of the 2028 Notes and the 2028 Guarantee.

4.3	Seventh Supplemental Indenture, dated as of March 3, 2021, among Spirit Realty, L.P., as issuer, Spirit Realty Capital, Inc., as guarantor, and U.S. Bank National Association, as trustee, including the form of the 2032 Notes and the 2032 Guarantee.

5.1	Opinion of Latham and Watkins LLP.

5.2	Opinion of Ballard Spahr LLP.

5.3	Opinion of Richards, Layton & Finger, P.A.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Ballard Spahr LLP (included in Exhibit 5.2).

23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 3, 2021

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President and Chief Financial Officer